SUPPLEMENTAL FINANCIAL INFORMATION FOR Q3 2021

November 8, 2021

60 Cutter Mill Rd., Great Neck, NY 11021

FORWARD LOOKING STATEMENTS

The information set forth herein contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may", "will", "believe", "expect", "intend", "anticipate”, “estimate", "project", or similar expressions or variations thereof. Forward-looking statements involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, performance or achievements. Investors are cautioned not to place undue reliance on any forward-looking statements and are urged to read the sections entitled “Risk Factors” and “Management’s Discussion and Analysis o Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2020 and in reports filed with the SEC thereafter, including our Quarterly Report on Form 10-Q for the period ended September 30, 2021, that we anticipate will be filed shortly following the furnishing of this document.
The Company undertakes no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise.
Units under rehabilitation for which we have received or accrued rental income from business interruption insurance, while not physically occupied, are treated as leased (i.e., occupied) at rental rates in effect at the time of the casualty.
We use pro-rata (as defined under "Non-GAAP Financial Measures and Definitions") to help the reader gain a better understanding of our unconsolidated joint ventures. However, the use of pro-rata information has certain limitations and is not representative of our operations and accounts as presented in accordance with GAAP. Accordingly, pro-rata information should be used with caution and in conjunction with the GAAP data presented herein and in our reports filed with the SEC.

BRT Apartments Corp. (NYSE: BRT)
Financial Highlights

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	As at September 30,
	2021		2020
Market capitalization (thousands)	$351,127		$202,333
Shares outstanding (thousands)	18,212		17,176
Closing share price	$19.28		$11.78
Quarterly dividend declared per share	$0.23		$0.22

Multi-family properties owned	35		39
Units	9,454	(1)	11,042	(1)
Average occupancy (2)	96.2%		94.5%
Average monthly rental revenue per occupied unit (2)	$1,152		$1,086

	Quarter ended September 30,
Per share data	2021 (Unaudited)		2020 (Unaudited)
Income (loss) per share basic	$1.55		$(0.44)
Income (loss) per share diluted	$1.54		$(0.44)
FFO per diluted share of common stock (3)	—		0.27
AFFO per diluted share of common stock (3)	0.31		0.28

	As at September 30,
	2021		2020
Debt/Enterprise Value (4)	66%		80%

(1) For 2021, includes 2,010 units owned by consolidated subsidiaries and 7,444 units owned by unconsolidated subsidiaries. For 2020, includes 1,880 units owned by consolidated subsidiaries and 9,162 units owned by unconsolidated subsidiaries. Unconsolidated for 2020 includes 741 units in lease-up. There were no units in lease-up in the current quarter.
(2) For the periods presented, average reflects stabilized properties and includes consolidated and unconsolidated assets.
See definition of stabilized properties under "Non-GAAP Financial Measures and Definitions."
(3) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."
(4) Enterprise Value is equal to debt plus market capitalization less cash and cash equivalents, including BRT's pro-rata share of cash and cash equivalents at the unconsolidated Joint Ventures.. Debt is equal to 100% of the debt at the consolidated properties and BRT's pro-rata share of debt at the unconsolidated joint ventures. See "Non-GAAP Financial Measures and Definitions" for an explanation of "pro-rata share".

BRT Apartments Corp. (NYSE: BRT)
Operating Results
(amounts in thousands, except share and per share data)

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	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenues:
Rental and other revenue from real estate properties	$7,709	$7,020	$21,762	$20,422
Other income	5	293	12	631
Total revenues	7,714	7,313	21,774	21,053
Expenses:

Real estate operating expenses	3,404	3,289	9,687	9,351
Interest expense	1,535	1,731	4,804	5,400
General and administrative	3,114	2,730	9,382	9,054
Impairment charge	—	3,642	520	3,642
Depreciation	1,787	1,777	4,740	5,147
Total expenses	9,840	13,169	29,133	32,594
Total revenues less total expenses	(2,126)	(5,856)	(7,359)	(11,541)
Equity in loss of unconsolidated joint ventures	(4,196)	(1,529)	(6,033)	(4,731)
Equity in earnings from sale of unconsolidated joint ventures properties	34,982	—	34,982	—
Gain on sale of real estate	414	—	7,693	—
Gain on sale of partnership interest	—	—	2,244	—
Loss on extinguishment of debt	(902)	—	(902)	—
Income (loss) from continuing operations	28,172	(7,385)	30,625	(16,272)
Income tax provision	31	65	155	192
Net income (loss) from continuing operations, net of taxes	28,141	(7,450)	30,470	(16,464)
Net income attributable to non-controlling interests	(35)	(34)	(102)	(97)
Net income (loss) attributable to common stockholders	$28,106	$(7,484)	$30,368	$(16,561)

Weighted average number of shares of common stock outstanding:
Basic	17,261,520	17,176,401	16,916,623	17,095,315
Diluted	17,292,988	17,176,401	16,992,974	17,095,315

Per share amounts attributable to common stockholders:
Basic	$1.55	$(0.44)	$1.71	$(0.97)
Diluted	$1.54	$(0.44)	$1.70	$(0.97)

BRT Apartments Corp. (NYSE: BRT)
Operating Results of Unconsolidated Properties
(amounts in thousands)

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	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenues:
Rental and other revenue	$29,818	$32,341	$95,495	$94,726
Total revenues	29,818	32,341	95,495	94,726

Expenses:
Real estate operating expenses	14,587	16,092	45,523	45,298
Interest expense	7,568	8,663	24,562	26,186
Depreciation	8,288	10,411	28,464	31,184
Total expenses	30,443	35,166	98,549	102,668
Total revenues less total expenses	(625)	(2,825)	(3,054)	(7,942)
Other equity earnings	7	97	21	34
Impairment of assets	—	—	(2,813)	—
Insurance recoveries	—	—	2,813	—
Gain on insurance recoveries	1,246	427	1,246	765
Gain on sale of real estate	83,984	—	83,984	—
Loss on extinguishment of debt	(9,401)	—	(9,401)	—
Net income (loss) from joint ventures	$75,211	$(2,301)	$72,796	$(7,143)

BRT's equity in loss and equity in earnings from sale of unconsolidated joint venture properties	$30,786	$(1,529)	$28,949	$(4,731)

BRT Apartments Corp. (NYSE: BRT)
Funds from Operations
(amounts in thousands, except per share data)
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.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
GAAP Net income (loss) attributable to common stockholders	$28,106	$(7,484)	$30,368	$(16,561)
Add: depreciation of properties	1,787	1,777	4,740	5,147
Add: our share of depreciation in unconsolidated joint ventures	5,514	6,624	18,389	19,823
Add: Impairment charge	—	3,642	520	3,642
Add: our share of impairment charge in unconsolidated joint ventures	—	—	2,010	—
Deduct: our share of equity in earnings from sale of unconsolidated joint venture	(34,982)	—	(34,982)	—
Deduct: gain on sale of real estate and partnership interest	(414)	—	(9,937)	—
Adjustments for non-controlling interests	(4)	(4)	(12)	(12)
NAREIT Funds from operations attributable to common stockholders	7	4,555	11,096	12,039

Adjustments for: straight-line rent accruals	(10)	(10)	(30)	(30)
Add: loss on extinguishment of debt	902	—	902	—
Add: our share of loss on extinguishment of debt from unconsolidated joint ventures	4,581	—	4,581	—
Add: amortization of restricted stock and restricted stock units	843	461	1,950	1,360
Add: amortization of deferred borrowing costs	62	80	215	240
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	148	156	439	479
Less: our share of insurance recovery from unconsolidated joint ventures	—	—	(2,010)	—
Less: our share of gain on insurance proceeds from unconsolidated joint venture	(880)	(350)	(880)	(519)
Adjustments for non-controlling interests	2	2	6	5
Adjusted funds from operations attributable to common stockholders	$5,655	$4,894	$16,269	$13,574

Funds from Operations
(amounts in thousands, except share and per share data)

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	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net income (loss) attributable to common stockholders	$1.54	$(0.44)	$1.69	$(0.97)
Add: depreciation of properties	0.10	0.11	0.29	0.31
Add: our share of depreciation in unconsolidated joint ventures	0.30	0.39	1.04	1.16
Add: Impairment charge	—	0.21	0.03	0.21
Add: our share of impairment charge in unconsolidated joint venture	—	—	0.11	—
Deduct: our share of equity in earnings from sale of unconsolidated joint venture	(1.92)	—	(1.97)	—
Deduct: gain on sale of real estate	(0.02)	—	(0.56)	—
Adjustment for non-controlling interests	—	—	—	—
NAREIT Funds from operations per diluted common share	—	0.27	0.63	0.71

Adjustments for: straight line rent accruals	—	—	—	—
Add: loss on extinguishment of debt	0.05	—	0.05	—
Add: our share of loss on extinguishment of debt from unconsolidated joint ventures	0.25	—	0.26	—
Add: amortization of restricted stock and restricted stock units	0.05	0.02	0.11	0.08
Add: amortization of deferred borrowing costs	—	—	0.01	0.01
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	0.01	0.01	0.02	0.03
Less: our share of insurance recovery from unconsolidated joint ventures	—	—	(0.11)	—
Less: our share of gain on insurance proceeds from unconsolidated joint venture	(0.05)	(0.02)	(0.05)	(0.03)
Adjustments for non-controlling interests	—	—	—	—
Adjusted funds from operations per diluted common share	$0.31	$0.28	$0.92	$0.80

Diluted shares outstanding for FFO and AFFO	18,215,924	17,176,401	17,820,909	17,095,315

BRT Apartments Corp. (NYSE: BRT)
Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

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	September 30, 2021 (unaudited)	December 31, 2020
ASSETS
Real estate properties, net of accumulated depreciation	$224,620	$160,192
Investments in unconsolidated joint ventures	128,478	169,474
Cash and cash equivalents	29,598	19,885
Restricted cash	7,560	8,800
Other assets	7,792	7,390
Total Assets	$398,048	$365,741

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$134,193	$130,434
Junior subordinated notes, net of deferred costs	37,098	37,083
Accounts payable and accrued liabilities	20,464	20,536
Total Liabilities	191,755	188,053

Commitments and contingencies
Equity:
BRT Apartments Corp. stockholders' equity:
Preferred shares $.01 par value 2,000 shares authorized, none outstanding	—	—
Common stock, $.01 par value, 300,000 shares authorized; 17,230 and 16,432 shares outstanding	173	164
Additional paid-in capital	255,960	245,605
Accumulated other comprehensive loss	—	(19)
Accumulated deficit	(49,861)	(67,978)
Total BRT Apartments Corp. stockholders’ equity	206,272	177,772
Non-controlling interests	21	(84)
Total Equity	206,293	177,688
Total Liabilities and Equity	$398,048	$365,741

BRT Apartments Corp. (NYSE: BRT)
Balance Sheet of Unconsolidated Joint Venture Entities
(amounts in thousands, except per share amounts)

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At September 30, 2021, the Company held interests in unconsolidated joint ventures that own 27 multi-family properties (the "Unconsolidated Properties"). The condensed balance sheet below present information regarding such properties (dollars in thousands):

September 30, 2021 (unaudited)
ASSETS
Real estate properties, net of accumulated depreciation of $142,413	$824,624
Cash and cash equivalents	13,328
Other assets	34,415
Total Assets	$872,367

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs of $3,953	$659,148
Accounts payable and accrued liabilities	21,046
Total Liabilities	680,194
Commitments and contingencies
Equity:
Total unconsolidated joint venture equity	192,173
Total Liabilities and Equity	$872,367

September 30, 2021 (unaudited)

BRT's interest in joint venture equity	$128,478

Unconsolidated Mortgages Payable:
BRT Pro-Rata Share	$443,468
Partner Share	215,680
Total	$659,148

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Quarter ended September 30, 2021
(dollars in thousands, except monthly rent amounts)

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Consolidated
	Units	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy	Average Rent per Occ. Unit
Texas	192	$680	$386	$294	6.8%	98.3%	$1,042
Georgia	448	1,701	782	919	21.3%	99.0%	1,125
Florida	276	1,192	496	696	16.2%	98.3%	1,267
Ohio	264	812	366	446	10.4%	96.1%	964
Virginia	220	1,087	433	654	15.2%	96.5%	1,490
South Carolina	208	867	415	452	10.5%	95.2%	1,267
Tennessee	402	964	368	596	13.8%	96.9%	1,526
Other (3)	—	406	158	248	5.8%	N/A	N/A
Totals	2,010	$7,709	$3,404	$4,305	100.0%	97.4%	$1,217

Unconsolidated (Pro-Rata Share) (1)
	Units	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy (2)	Average Rent per Occ. Unit (2)
Texas	2,561	$5,753	$3,037	$2,716	27.0%	95.3%	$1,176
South Carolina	1,183	2,528	1,285	1,243	12.4%	95.7%	1,205
Georgia	511	1,314	583	731	7.3%	96.3%	1,044
Florida	242	690	403	287	2.9%	95.2%	1,145
Alabama	940	2,487	1,124	1,363	13.6%	96.5%	992
Mississippi	776	1,948	759	1,189	11.8%	98.0%	1,063
Tennessee	300	899	430	469	4.7%	96.4%	1,191
North Carolina	576	1,569	690	879	8.7%	95.3%	1,060
Missouri	355	1,250	595	655	6.5%	93.8%	1,380
Other (3)	—	1,143	626	517	5.1%	N/A	N/A
Totals	7,444	$19,581	$9,532	$10,049	100.0%	95.9%	$1,136

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(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial Measures and Definitions."
(2) Excludes properties that were sold or not stabilized for the full period presented.
(3) Includes legacy assets and properties sold during the period presented, and for the unconsolidated properties includes Bells Bluff - Nashville, TN, at which we bought out our Joint Venture partner during the current quarter.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Nine months ended September 30, 2021
(dollars in thousands, except average rent per occ. unit amounts)

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Consolidated
	Units	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy (2)	Average Rent per Occ. Unit (2)
Texas	192	$2,006	$1,073	$933	7.7%	96.8%	$1,027
Georgia	448	5,000	2,271	2,729	22.6%	97.7%	1,114
Florida	276	3,381	1,349	2,032	16.8%	98.2%	1,225
Ohio	264	2,394	1,032	1,362	11.3%	97.6%	938
Virginia	220	3,177	1,122	2,055	17.0%	98.1%	1,448
South Carolina	208	2,520	1,246	1,274	10.6%	95.5%	1,215
Tennessee	402	964	368	596	4.9%	96.9%	1,526
Other (3)	—	2,320	1,226	1,094	9.1%	N/A	N/A
Totals	2,010	$21,762	$9,687	$12,075	100.0%	97.4%	$1,167

Unconsolidated (Pro-Rata Share) (1)
	Units	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy (2)	Average Rent per Occ. Unit (2)
Texas	2,561	$16,417	$8,594	$7,823	24.4%	93.6%	$1,137
South Carolina	1,183	7,279	3,584	3,695	11.5%	93.8%	1,120
Georgia	511	3,900	1,771	2,129	6.7%	95.7%	1,038
Florida	242	1,992	1,022	970	3.0%	94.5%	1,110
Alabama	940	7,360	3,262	4,098	12.8%	96.3%	855
Mississippi	776	5,249	1,999	3,250	10.2%	98.1%	1,041
Tennessee	300	2,670	1,208	1,462	4.6%	96.9%	1,182
North Carolina	576	4,534	2,075	2,459	7.7%	94.8%	1,083
Missouri	355	3,670	1,879	1,791	5.6%	90.8%	1,390
Other (3)	—	8,211	3,885	4,326	13.5%	N/A	N/A
Totals	7,444	$61,282	$29,279	$32,003	100.0%	94.8%	$1,088

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(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial Measures and Definitions."
(2) Excludes properties that were sold or not stabilized for the full period presented.
(3) Includes legacy assets and properties sold during the period presented, and for the unconsolidated properties, includes Bells Bluff - Nashville, TN, at which we bought out our Joint Venture partner during the current quarter.

BRT Apartments Corp. (NYSE: BRT)
Consolidated Same Store Comparisons (1)
Quarters ended September 30, 2021 and 2020
(dollars in thousands, except monthly rent amounts)

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		Revenues			Property Operating Expenses			NOI
	Units	2021	2020	% Change	2021	2020	% Change	2021		2020	% Change
Georgia	448	$1,701	$1,596	6.6%	$782	$658	18.8%	$919		$938	(2.0)%
Florida	276	1,192	1,044	14.2%	496	424	17.0%	696		620	12.3%
Texas	192	680	655	3.8%	387	381	1.6%	293		274	6.9%
Ohio	264	812	768	5.7%	366	327	11.9%	446		441	1.1%
Virginia	220	1,087	1,029	5.6%	433	424	2.1%	654		605	8.1%
South Carolina	208	867	814	6.5%	415	437	(5.0)%	452		377	19.9%
Totals	1,608	$6,339	$5,906	7.3%	$2,879	$2,651	8.6%	$3,460		$3,255	6.3%
									0
		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2021	2020	% Change	2021	2020	% Change
Georgia		99.0%	96.4%	2.7%	$1,125	$1,092	3.0%
Florida		98.3%	97.7%	0.6%	1,267	1,130	12.1%
Texas		98.3%	96.2%	2.2%	1,042	1,034	0.8%
Ohio		96.1%	95.2%	0.9%	964	937	2.9%
Virginia		96.5%	97.9%	(1.4)%	1,490	1,418	5.1%
South Carolina		95.2%	93.6%	1.7%	1,267	1,191	6.4%
Weighted Average		97.5%	96.2%	1.4%	$1,181	$1,124	5.1%
_______________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"

BRT Apartments Corp. (NYSE: BRT)

Consolidated Same Store Comparisons (1)
Nine months ended September 30, 2021 and 2020
(dollars in thousands, except monthly rent amounts)

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		Revenues			Property Operating Expenses			NOI
	Units	2021	2020	% Change	2021	2020	% Change	2021	2020	% Change
Georgia	448	$5,000	$4,710	6.2%	$2,271	$1,870	21.4%	$2,729	$2,840	(3.9)%
Florida	276	3,381	2,932	15.3%	1,349	1,223	10.3%	2,032	1,709	18.9%
Texas	192	2,006	1,897	5.7%	1,073	1,053	1.9%	933	844	10.5%
Ohio	264	2,394	2,255	6.2%	1,032	1,006	2.6%	1,362	1,249	9.0%
Virginia	220	3,177	2,977	6.7%	1,122	1,173	(4.3)%	2,055	1,804	13.9%
South Carolina	208	2,520	2,408	4.7%	1,246	1,294	(3.7)%	1,274	1,114	14.4%
Totals	1,608	$18,478	$17,179	7.6%	$8,093	$7,619	6.2%	$10,385	$9,560	8.6%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2021	2020	% Change	2021	2020	% Change
Georgia		98.0%	96.1%	2.0%	$1,114	$1,083	2.9%
Florida		98.2%	94.4%	4.0%	1,225	1,108	10.6%
Texas		96.8%	92.8%	4.3%	1,027	1,038	(1.1)%
Ohio		97.6%	94.4%	3.4%	938	927	1.2%
Virginia		98.1%	95.4%	2.8%	1,448	1,410	2.7%
South Carolina		95.5%	93.1%	2.6%	1,215	1,178	3.1%
Weighted Average		97.5%	94.6%	3.1%	$1,153	$1,114	3.5%
_______________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Quarters ended September 30, 2021 and 2020
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)

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		Revenues			Property Operating Expenses			NOI
	Units	2021	2020	% Change	2021	2020	% Change	2021	2020	% Change
Texas	2,561	$5,751	$5,213	10.3%	$3,032	$2,914	4.0%	$2,719	$2,299	18.3%
Georgia	511	1,314	1,278	2.8%	583	631	(7.6)%	731	647	13.0%
Florida	242	690	646	6.8%	403	362	11.3%	287	284	1.1%
South Carolina	1,183	2,528	2,303	9.8%	1,285	1,228	4.6%	1,243	1,075	15.6%
Mississippi	776	1,565	1,458	7.3%	610	539	13.2%	955	919	3.9%
Alabama	940	2,487	2,341	6.2%	1,124	1,067	5.3%	1,363	1,274	7.0%
Missouri	355	1,251	1,326	(5.7)%	597	627	(4.8)%	654	699	(6.4)%
North Carolina	576	1,568	1,439	9.0%	690	645	7.0%	878	794	10.6%
Tennessee	300	899	878	2.4%	430	404	6.4%	469	474	(1.1)%
Totals	7,444	$18,053	$16,882	6.9%	$8,754	$8,417	4.0%	$9,299	$8,465	9.9%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2021	2020	% Change	2021	2020	% Change
Texas		95.3%	90.5%	5.3%	$1,176	$1,122	4.8%
Georgia		96.4%	96.4%	0.0%	1,044	1,011	3.3%
Florida		95.1%	95.5%	(0.4)%	1,145	1,074	6.6%
South Carolina		95.1%	94.8%	0.3%	1,140	1,087	4.9%
Mississippi		98.0%	97.3%	0.7%	1,063	998	6.5%
Alabama		96.4%	97.1%	(0.7)%	992	920	7.8%
Missouri		93.8%	95.1%	(1.4)%	1,380	1,494	(7.6)%
North Carolina		95.3%	93.5%	1.9%	1,116	1,047	6.6%
Tennessee		96.4%	95.6%	0.8%	1,191	1,182	0.8%
Weighted Average		95.8%	93.9%	2.0%	$1,130	$1,081	4.5%
________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Nine months ended September 30, 2021 and 2020
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)

_______________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI
	Units	2021	2020	% Change	2021	2020	% Change	2021	2020	% Change
Texas	2,561	$16,416	$15,571	5.4%	$8,593	$8,334	3.1%	$7,823	$7,237	8.1%
Georgia	511	3,900	3,657	6.6%	1,771	1,813	(2.3)%	2,129	1,844	15.5%
Florida	242	1,992	1,930	3.2%	1,022	916	11.6%	970	1,014	(4.3)%
South Carolina	844	5,409	5,023	7.7%	2,870	2,758	4.1%	2,539	2,265	12.1%
Mississippi	776	4,614	4,290	7.6%	1,753	1,568	11.8%	2,861	2,722	5.1%
Alabama	1,031	7,360	6,864	7.2%	3,262	3,035	7.5%	4,098	3,829	7.0%
Missouri	355	3,670	3,949	(7.1)%	1,879	1,801	4.3%	1,791	2,148	(16.6)%
Tennessee	300	2,670	2,641	1.1%	1,208	1,024	18.0%	1,462	1,617	(9.6)%
North Carolina	312	2,561	2,374	7.9%	1,161	1,069	8.6%	1,400	1,305	7.3%
Totals	6,932	$48,592	$46,299	5.0%	$23,519	$22,318	5.4%	$25,073	$23,981	4.6%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2021	2020	% Change	2021	2020	% Change
Texas		93.7%	91.0%	3.0%	$1,137	$1,119	1.6%
Georgia		95.7%	92.7%	3.2%	1,038	1,015	2.3%
Florida		94.7%	94.9%	(0.2)%	1,110	1,083	2.5%
South Carolina		93.8%	91.4%	2.6%	1,120	1,103	1.5%
Mississippi		98.1%	96.6%	1.6%	1,042	987	5.6%
Alabama		96.1%	96.7%	(0.6)%	855	793	7.8%
Missouri		90.8%	96.0%	(5.4)%	1,390	1,487	(6.5)%
Tennessee		96.9%	96.2%	0.7%	1,182	1,190	(0.7)%
North Carolina		95.4%	94.1%	1.4%	1,184	1,102	7.4%
Weighted Average		94.8%	93.4%	1.5%	$1,093	$1,068	2.3%
________________________________
(1)See definition of Same Store under "Non-GAAP Financial Measures and Definitions"

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data Combined
(dollars in thousands, except monthly rent amounts)

________________________________________________________________________________________

Quarter Ended September 30,

Portfolio	2021			2020
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$7,709	$3,404	$4,305	$7,020	$3,289	$3,731
Unconsolidated (1)	19,581	9,532	10,049	20,489	10,271	10,218
Combined	$27,290	$12,936	$14,354	$27,509	$13,560	$13,949

Same Store
	2021			2020			Variance
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$6,339	$2,879	$3,460	$5,906	$2,651	$3,255	7.3%	8.6%	6.3%
Unconsolidated (1)	18,053	8,754	9,299	16,882	8,417	8,465	6.9%	4.0%	9.9%
Combined	$24,392	$11,633	$12,759	$22,788	$11,068	$11,720	7.0%	5.1%	8.9%

_____________________________________________________________

Nine months ended September 30,

Portfolio	2021			2020
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$21,762	$9,687	$12,075	$20,422	$9,351	$11,071
Unconsolidated (1)	61,282	29,279	32,003	59,971	28,767	31,204
Combined	$83,044	$38,966	$44,078	$80,393	$38,118	$42,275

Same Store
	2021			2020			Variance
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$18,478	$8,093	$10,385	$17,179	$7,619	$9,560	7.6%	6.2%	8.6%
Unconsolidated (1)	48,592	23,519	25,073	46,299	22,318	23,981	5.0%	5.4%	4.6%
Combined	$67,070	$31,612	$35,458	$63,478	$29,937	$33,541	5.7%	5.6%	5.7%

_____________________________________________________________
(1) Unconsolidated amounts represent BRT's pro-rata share. See definition of pro-rata under "Non-GAAP Financial Measures and Definitions.".

BRT Apartments Corp. (NYSE: BRT)
Acquisitions and Dispositions
Year to date as of November 8, 2021
(dollars in thousands)

________________________________________________________________________________________

ACQUISITIONS
Acquisition of Joint Venture Interests
Location	Purchase Date	Units	Purchase Price	Pre-Acquisition ownership % in the JV	Post-Acquisition Ownership %
Southaven, MS	5/4/2021	776	$6,000	60%	74.69%
Nashville, TN	8/18/21	402	27,860	58.1%	100%
Greenville, SC	10/1/2021	266	1,570	90%	100%
		1,444	$35,430

DISPOSITIONS
Disposition of Wholly-Owned Property
Location	Sale Date	No. of Units	Sales Price	Gain on Sale
Houston, TX	5/26/2021	272	$24,500	$7,300

Dispositions of Joint Venture Interests
Location	Sale Date	No. of Units	Sales Price	BRT's Share of Gain on Sale	Partnership Interest
Daytona Beach, FL	4/20/2021	208	$7,500	$2,200	80.0%
St. Louis, MO	11/4/2021	181	3,000	385	75.5%
		389	$10,500	$2,585

Disposition of Property by Unconsolidated Joint Ventures
Location	Sale Date	No. of Units	Sales Price	Gain on Sale	BRT's Share of Gain on Sale (1)	Loss on Extinguishment of Debt	BRT's Share of Loss on Extinguishment of Debt (1)
Ocoee, FL	7/20/2021	522	$107,700	$39,000	$19,500	$9,100	$4,500
Lawrenceville, GA	7/28/2021	586	118,000	44,000	15,500	308	107
		1,108	$225,700	$83,000	$35,000	$9,408	$4,607
____________________________________

(1) The term "share" refers to BRT's share of such item as determined in accordance with GAAP - not its pro-rata share.

BRT Apartments Corp. (NYSE: BRT)
Value-Add Program and Capital Expenditures
Quarter ended September 30, 2021

________________________________________________________________________________________

Value-Add Program
(Includes consolidated and unconsolidated amounts)
Units Rehabilitated (1)	Estimated Rehab Costs (2)	Estimated Rehab Costs Per unit	Estimated Average Monthly Rent Increase (3)	Estimated Annualized ROI (3)	Estimated units available to be renovated (24 months)
67	$437,000	$6,522	$226	42%	750

(1) Refers to rehabilitated units with respect to which a new lease or renewal lease was entered into during the period.
(2) Reflects rehab costs incurred during the current and prior periods with respect to units completed, in which a new lease or renewal lease was entered into during the current period.
(3) These results are not necessarily indicative of the results that would be generated if such improvements were made across our portfolio of properties or at any particular property. Rents at a property may increase for reasons wholly unrelated to property improvements, such as changes in demand for rental units in a particular market or sub-market. Even if units are available to be renovated, the Company may decide not to renovate such units.

Capital Expenditures
(Includes consolidated and unconsolidated amounts)
	Gross Capital Expenditures	Less: JV Partner Share	BRT's Pro-Rata Share of Capital Expenditures
Estimated Recurring Capital Expenditures (1)	$203,000	$47,109	$155,891
Estimated Non-Recurring Capital Expenditures (2)	1,872,000	441,696	1,430,304
Total Capital Expenditures	$2,075,000	$488,805	$1,586,195

Replacements (operating expense) (3)	$604,403	$184,121	$420,282

Estimated Recurring Capital Expenditures and Replacements per unit	$85	$24	$61

(1) Recurring capital expenditures represent our estimate of expenditures incurred at the property to maintain the property's existing operations - it excludes revenue enhancing projects.
(2) Non-recurring capital expenditures represent our estimate of significant improvements to the common areas, property exteriors, or interior units of the property, and revenue enhancing upgrades.
(3) Replacements are expensed as incurred at the property.

BRT Apartments Corp. (NYSE: BRT)
Debt Analysis
As of September 30, 2021
(dollars in thousands)

____________________________________________________________________________________________________________________________________

Consolidated
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2021	$508	$508	$—		$—	—
2022	30,990	1,598	29,392		43%	4.29%
2023	1,270	1,270	—		—	—
2024	1,316	1,316	—		—	—
2025	16,661	1,286	15,375		23%	4.42%
Thereafter	83,933	60,769	23,164		34%	3.77%
Total	$134,678	$66,747	$67,931		100%

Unconsolidated (BRT pro rata share)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2021	$980	$980	$—		—	—
2022	21,015	4,511	16,504		4%	3.35%
2023	29,685	5,100	24,585		6%	4.12%
2024	5,884	5,884	—		—	—
2025	6,914	6,914	—		—	—
Thereafter	378,990	27,561	351,429		90%	4.15%
Total	$443,468	$50,950	$392,518		100%

Combined
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2021	$1,488	$1,488	$—		0%	4.29%
2022	52,005	6,109	45,896		10%	3.76%
2023	30,955	6,370	24,585		5%	4.05%
2024	7,200	7,200	—		0%	—
2025	23,575	8,200	15,375		4%	4.21%
Thereafter	462,923	88,330	374,593		81%	4.08%
Total	$578,146	$117,697	$460,449		100%
Weighted Average Remaining Term to Maturity (2)			8.2 years
Weighted Average Interest Rate (2)			4.00%
Debt Service Coverage Ratio for the quarter ended September 30, 2021			1.51	(3)

(1) Based on balloon payments at maturity. The Combined table Includes consolidated and BRT's pro-rata share.
(2) Includes consolidated and BRT's pro-rata share of unconsolidated amounts.
(3) See definition under "Non-GAAP Financial Measures and Definitions." Includes consolidated and 100% of the unconsolidated amounts.

Junior Subordinated Notes
Principal Balance	$37,400
Interest Rate	3 month LIBOR + 2.00% (i.e, 2.13% at 9/30/21)
Maturity	April 30, 2036

Credit Facility (as of November 8, 2021)
Maximum Amount Available	Up to $15,000
Amount Outstanding	$0
Interest Rate	Prime + 0.50% (floor of 4.25%)

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)

________________________________________________________________________________________

We compute NOI by adjusting net income (loss) to (a) add back (1) depreciation expense, (2) general and administrative expenses, (3) interest expense, (4) loss on extinguishment of debt, (5) equity in loss of unconsolidated joint ventures, (6) provision for taxes, (7) the impact of non-controlling interests, and (b) deduct (1) other income, (2) gain on sale of real estate, and (3) gain on insurance recoveries related to casualty loss. We define "Same Store NOI" as NOI for all our consolidated properties that were owned for the entirety of the periods being presented, other than properties in lease up and developments. Other REIT’s may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REIT’s. We believe NOI provides an operating perspective not immediately apparent from GAAP operating income or net (loss) income. NOI is one of the measures we use to evaluate our performance because it (i) measures the core operations of property performance by excluding corporate level expenses and other items unrelated to property operating performance and (ii) captures trends in rental housing and property operating expenses. We view Same Store NOI as an important measure of operating performance because it allows a comparison of operating results of properties owned for the entirety of the current and comparable periods and therefore eliminates variations caused by acquisitions or dispositions during the periods. However, NOI should only be used as an alternative measure of our financial performance.

The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for the consolidated properties:

Consolidated	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
GAAP Net income (loss) attributable to common stockholders	$28,106	$(7,484)	$30,368	$(16,561)
Less: Other Income	(5)	(293)	(12)	(631)
Add: Interest expense	1,535	1,731	4,804	5,400
General and administrative	3,114	2,730	9,382	9,054
Impairment charge	—	3,642	520	3,642
Depreciation	1,787	1,777	4,740	5,147
Provision for taxes	31	65	155	192
Less: Gain on sale of real estate	(414)	—	(7,693)	—
Gain on sale of partnership interest	—	—	(2,244)	—
Equity in earnings from sale of unconsolidated joint venture properties	(34,982)	—	(34,982)	—
Add: Loss on extinguishment of debt	902	—	902	—
Equity in loss of unconsolidated joint venture properties	4,196	1,529	6,033	4,731
Add: Net income attributable to non-controlling interests	35	34	102	97
Net Operating Income	$4,305	$3,731	$12,075	$11,071

Less: Non-same store Net Operating Income	$(845)	$(476)	$(1,690)	$(1,511)
Same store Net Operating Income	$3,460	$3,255	$10,385	$9,560

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)

________________________________________________________________________________________

The following table provides a reconciliation of NOI to equity in loss of unconsolidated joint ventures as computed in accordance with GAAP for the periods presented for BRT's pro rata share of the unconsolidated properties:

Unconsolidated	Three Months Ended September 30,				Nine Months Ended September 30, 2021
	2021		2020		2021		2020
BRT's equity in loss from joint ventures	$30,786		$(1,529)		$28,949		$(4,731)
Add: Interest expense	5,037		5,571		15,967		16,746
Depreciation	5,514		6,623		18,389		19,822
Less: Impairment of asset	—		—		2,010		—
Insurance recovery	—		—		(2,010)		—
Gain on insurance recovery	(880)		(350)		(880)		(519)
Gain on sale of real estate	(34,982)		—		(34,982)		—
Equity in earnings of joint ventures	(7)		(97)		(21)		(17)
Add: Loss on extinguishment of debt	4,581	—	—	—	4,581	—	—
Net Operating Income	$10,049		$10,218		$32,003		$31,301

Less: Non-same store Net Operating Income	$(749)		$(1,753)		$(6,930)	0	$(7,223)
Same store Net Operating Income	$9,300		$8,465		$25,073		$24,078

Consolidated same store Net Operating Income	$3,460		$3,255		$10,385		$9,560
Unconsolidated same store Net Operating Income	9,300		8,465		25,073		24,078
Combined same store Net Operating Income	$12,760	12,760,000	$11,720		$35,458		$33,638

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed income statements for the unconsolidated properties below, present, for the periods indicated, a reconciliation of the information that appears in note 8 to the consolidated financial statements included in BRT's Quarterly Report on Form 10-Q for the period ended September 30, 2021 to the BRT pro-rata information presented below.

	Three Months Ended September 30, 2021
	Total	JV Partner's Share	BRT's Pro-Rata Share
Revenues:
Rental and other revenue	$29,818	$10,237	$19,581
Total revenues	29,818	10,237	19,581

Expenses:
Real estate operating expenses	14,587	5,055	9,532
Interest expense	7,568	2,531	5,037
Depreciation	8,288	2,774	5,514
Total expenses	30,443	10,360	20,083
Total revenues less total expenses	(625)	(123)	(502)
Other equity earnings	7	—	7
Gain on insurance recoveries	1,246	366	880
Gain on sale of real estate	83,984	49,002	34,982	(1)
Loss on extinguishment of debt	(9,401)	(4,820)	(4,581)	(1)
Net loss	$75,211	$44,425	$30,786	(1)

	Three Months Ended September 30, 2020
	Total	JV Partner's Share	BRT's Pro-Rata Share
Revenues:
Rental and other revenue	$32,341	$11,852	$20,489
Total revenues	$32,341	$11,852	$20,489

Expenses:
Real estate operating expenses	16,092	5,821	10,271
Interest expense	8,663	3,092	5,571
Depreciation	10,411	3,788	6,623
Total expenses	35,166	12,701	22,465
Total revenues less total expenses	(2,825)	(849)	(1,976)
Other equity earnings	97	—	97
Gain on insurance recoveries	427	—	350
Net loss	$(2,301)	$(772)	$(1,529)	(1)
_________________
(1) Reflects BRT's share as determined in accordance with GAAP - not its pro-rata share.

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed income statements for the unconsolidated properties below present, for the periods indicated, a reconciliation of the information that appears in note 8 to the consolidated financial statements included in BRT's Quarterly Report on Form 10-Q for the period ended September 30, 2021 to the BRT pro-rata information presented below.

	Nine Months Ended September 30, 2021
	Total	JV Partner's Share	BRT's Pro-Rata Share
Revenues:
Rental and other revenue	$95,495	$34,213	$61,282
Total revenues	95,495	34,213	61,282

Expenses:
Real estate operating expenses	45,523	16,244	29,279
Interest expense	24,562	8,595	15,967
Depreciation	28,464	10,075	18,389
Total expenses	98,549	34,914	63,635
Total revenues less total expenses	(3,054)	(701)	(2,353)
Other equity earnings	21	—	21
Impairment of assets	(2,813)	(803)	(2,010)
Insurance recoveries	2,813	803	2,010
Gain on insurance recoveries	1,246	366	880
Gain on sale of real estate	83,984	49,002	34,982	(1)
Loss on extinguishment of debt	(9,401)	(4,820)	(4,581)	(1)
Net loss	$72,796	$43,847	$28,949	(1)

	Nine Months Ended September 30, 2020
	Total	JV Partner's Share	BRT's Pro-Rata Share
Revenues:
Rental and other revenue	$94,726	$34,755	$59,971
Total revenues	94,726	34,755	59,971

Expenses:
Real estate operating expenses	45,298	16,531	28,767
Interest expense	26,186	9,440	16,746
Depreciation	31,184	11,362	19,822
Total expenses	102,668	37,333	65,335
Total revenues less total expenses	(7,942)	(2,578)	(5,364)
Other equity earnings	34	(80)	114
Gain on insurance recoveries	765	246	519
Net loss	$(7,143)	$(2,412)	$(4,731)	(1)
_______________
(1) Reflects BRT's share as determined in accordance with GAAP - not its pro-rata share.

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)

________________________________________________________________________________________

Funds from Operations (FFO)
FFO is a non-GAAP financial performance measure defined by the National Association of Real Estate Investment Trusts and is widely recognized by investors and analysts as one measure of operating performance of a REIT. The FFO calculation excludes items such as real estate depreciation and amortization, gains and losses on the sale of real estate assets and impairment on depreciable assets. Historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, it is management’s view, and we believe the view of many industry investors and analysts, that the presentation of operating results for a REIT using the historical accounting for depreciation is insufficient. FFO excludes gains and losses from the sale of real estate, which we believe provides management and investors with a helpful additional measure of the performance of our real estate portfolio, as it allows for comparisons, year to year, that reflect the impact on operations from trends in items such as occupancy rates, rental rates, operating costs, general, administrative and other expenses, and interest expenses.

Adjusted Funds from Operations (AFFO)
AFFO excludes from FFO straight line rent adjustments, loss on extinguishment of debt, amortization of restricted stock and RSU expense, amortization of deferred mortgage costs and gain on insurance recovery. AFFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides investors a view of the performance of our portfolio over time, including after the time we cease to acquire properties on a frequent and regular basis. We believe that AFFO enables investors to compare the performance of our portfolio with other REITs that have not recently engaged in acquisitions, as well as a comparison of our performance with that of other non-traded REITs, as AFFO, or an equivalent measure is routinely reported by non-traded REITs, and we believe often used by analysts and investors for comparison purposes.

Debt Service Coverage Ratio
Debt service coverage ratio is net operating income ("NOI") divided by total debt service and includes both consolidated and unconsolidated assets.

Total Debt Service
Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments.

Stabilized Properties
Newly constructed, lease-up, development and redevelopment properties are deemed stabilized upon the earlier to occur of the first full calendar quarter beginning (a) 12 months after the property is fully completed and put in service and (b) attainment of at least 90% physical occupancy.

Same Store
Same store refers to stabilized properties that are owned and operated by our consolidated and unconsolidated entities for the entirety of the periods being compared.

Pro-Rata Share
BRT's pro-rata share gives effect to its percentage equity interest in the unconsolidated joint ventures that own properties. Due to the operation of allocation/distribution provision of the joint venture agreements pursuant to which BRT participates in the ownership of these properties, BRT's share of the gain and loss on the sale of a property may be less than implied by BRT's percentage equity interest. Notwithstanding the foregoing, when referring to the number of units, average occupancy, and average rent per unit, the amount shown assumes that BRT wholly-owns the venture that owns such properties.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Table
As of 11/08/2021
___________________________________________________________________________________________

Property	City	State	Year Built	Year Acquired	Property Age	Units	Q3 2021 Avg. Occupancy	Q3 2021 Avg. Rent per Occ. Unit	% Ownership
Consolidated Properties
Silvana Oaks	North Charleston	SC	2010	2012	12	208	95.2%	$1,267	100%
Avondale Station	Decatur	GA	1950	2012	72	212	98.6%	1,195	100%
Newbridge Commons	Columbus	OH	1999	2013	23	264	96.1%	964	100%
Avalon	Pensacola	FL	2008	2014	14	276	98.3%	1,267	100%
Parkway Grande	San Marcos	TX	2014	2015	8	192	98.3%	1,042	100%
Woodland Trails	LaGrange	GA	2010	2015	12	236	99.3%	1,062	100%
Kilburn Crossing	Fredericksburg	VA	2005	2016	17	220	96.5%	1,490	100%
Bell's Bluff	Nashville	TN	2018	2018	4	402	96.9%	1,526	100%
Crestmont at Thornblade	Greenville	SC	1998	2018	24	266	96.2%	1,118	100%
Weighted Avg./Total Consolidated					19	2,276

Properties owned by Unconsolidated Joint Ventures
Brixworth at Bridgestreet	Huntsville	AL	1985	2013	37	208	95.9%	887	80%
Crossings of Bellevue	Nashville	TN	1985	2014	37	300	96.4%	1,191	80%
Retreat at Cinco Ranch	Katy	TX	2008	2016	14	268	97.1%	1,303	75%
Grove at River Place	Macon	GA	1988	2016	34	240	96.7%	795	80%
Civic Center 1	Southaven	MS	2002	2016	20	392	97.9%	1,036	74.7%
Verandas at Shavano Park	San Antonio	TX	2014	2016	8	288	94.8%	1,148	65%
Chatham Court and Reflections	Dallas	TX	1986	2016	36	494	96.5%	978	50%
Waters Edge at Harbison	Columbia	SC	1996	2016	26	204	90.0%	1,024	80%
Pointe at Lenox Park	Atlanta	GA	1989	2016	33	271	96.1%	1,266	74%
Civic Center 2	Southaven	MS	2005	2016	17	384	98.2%	1,091	74.7%
Verandas at Alamo Ranch	San Antonio	TX	2015	2016	7	288	91.8%	1,094	71.9%
Gateway Oaks	Forney	TX	2016	2016	6	313	96.0%	1,177	50%
Vanguard Heights	Creve Coeur	MO	2016	2017	6	174	94.3%	1,632	78.4%
Mercer Crossing	Dallas	TX	2014/2016	2017	8	509	97.6%	1,400	50%
Jackson Square	Tallahassee	FL	1996	2017	26	242	95.2%	1,145	80%
Magnolia Pointe	Madison	AL	1991	2017	31	204	95.4%	1,047	80%
Woodland Apartments	Boerne	TX	2007	2017	15	120	83.6%	1,011	80%
Canalside Lofts	Columbia	SC	2008/2013	2017	14	374	97.1%	1,216	32%
Landings of Carrier Parkway	Grand Prairie	TX	2001	2018	21	281	96.0%	1,158	50%
Canalside Sola	Columbia	SC	2018	2018	4	339	97.4%	1,363	46.2%
The Vive at Kellswater	Kannapolis	NC	2011	2019	11	312	94.9%	1,164	65%
Somerset at Trussville	Trussville	AL	2007	2019	15	328	97.5%	1,067	80%
The Village at Lakeside	Auburn	AL	1988	2019	34	200	96.0%	921	80%
Abbotts Run	Wilmington	NC	2001	2020	21	264	95.7%	939	80%
Weighted Avg./Total Unconsolidated					19	6,997

Weighted Avg./Total Portfolio					19	9,273